Exhibit 10.61

EXECUTION VERSION

GE CAPITAL RETAIL BANK

and

GEMB LENDING INC.

AMENDED AND RESTATED

RECEIVABLES PARTICIPATION AGREEMENT

Dated as of February 29, 2012

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TABLE OF CONTENTS

(continued)

Page

Schedules

Schedule 1	Definitions
Schedule 2	Merchant Programs
Schedule 3	Prior Sales
Schedule 4	FDIC Rule Requirements

Exhibits

Exhibit A	Merchant Program Addendum
Exhibit B	Removal Supplement
Exhibit C	Prior Sale Addendum

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THIS AMENDED AND RESTATED RECEIVABLES PARTICIPATION AGREEMENT (this “Agreement”), dated as of February 29, 2012 (the “Amendment Date”), is made by and between GE CAPITAL RETAIL BANK, a federal savings bank (“Bank”), and GEMB LENDING INC., a Delaware corporation (“Purchaser”).

WHEREAS, the Bank and the Purchaser are parties to that certain Receivables Participation Agreement, dated as of December 14, 2007 (as amended, supplemented or otherwise modified up to the date hereof, the “Original Agreement”); and

WHEREAS, the Bank and the Purchaser desire to amend and restate the Original Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the foregoing and the terms, conditions and mutual covenants and agreements herein contained, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Bank and the Purchaser agree as set forth herein:

1. Definitions; Interpretation.

(a)	All capitalized terms used herein are defined in Schedule 1.

(b)	All terms defined directly or by incorporation in this Agreement shall have the defined meanings when used in any certificate or other document delivered pursuant thereto unless otherwise defined therein. For purposes of this Agreement and all related certificates and other documents, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in Article 9 of the UCC as in effect in the applicable jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) references to any amount as on deposit or outstanding on any particular date means such amount at the close of business on such day; (d) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement (or the certificate or other document in which they are used) as a whole and not to any particular provision of this Agreement (or such certificate or document); (e) references to any Section, Schedule or Exhibit are references to Sections, Schedules and Exhibits in or to this Agreement (or the certificate or other document in which the reference is made), and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (f) the term “including” means “including without limitation”; (g) references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (h) references to any agreement refer to that agreement as from time to time amended, restated or supplemented or as the terms of such agreement are waived or modified in accordance with its terms; (i) references to any Person include that Person’s successors and permitted assigns; (j) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof; and (k) words in the singular include the plural and words in the plural include the singular.

2. Purchase of Participation Interest in Receivables; Payment to Bank.

(a)	Pursuant to the Original Agreement, Bank agreed to contribute, and did contribute to Purchaser, and Purchaser agreed to accept, and did accept, from Bank on the Effective Date, all Conveyed Interests existing on the Effective Date. Bank does hereby sell, transfer, assign, set-over and otherwise convey to Purchaser, without recourse, and Purchaser does hereby purchase or otherwise accept from Bank, on each day during the term of this Agreement, each Conveyed Interest created from time to time after the Effective Date until the termination of this Agreement. In consideration for Bank’s sale, transfer, assignment, set-over and conveyance to Purchaser on each day during the term of this Agreement of a Conveyed Interest, Purchaser agrees to pay to Bank, in accordance with Section 2(c), the aggregate of the Purchase Prices for all Conveyed Interests purchased by Purchaser since the preceding Settlement Date; provided that Bank may in its discretion contribute Conveyed Interests to Purchaser from time to time. The foregoing conveyance shall be effective instantaneously upon the creation of each Conveyed Interest. The foregoing does not constitute and is not intended to result in the creation or assumption by Purchaser of any obligation of Bank or any other person in connection with the Accounts or the Receivables or under any agreement or instrument relating thereto, including any obligation to Cardholders, Merchants, clearance systems or insurers.

(b)

For the avoidance of doubt, Bank and Purchaser hereby acknowledge and affirm that Bank sold and Purchaser purchased (i) certain Conveyed Interests in Acquired Accounts on certain dates (each, an “Initial Prior Sale Date”) and for the respective prices specified in Schedule 3 hereto and (ii) on each day from and after each Initial Prior Sale Date to and including August 31, 2010, each Conveyed Interest in the related Acquired Accounts created from time to time, in each case on the terms set forth in this Agreement (each such transfer affirmed pursuant to this Section 2(b) being referred to as a “Prior Sale”). The parties hereto acknowledge and confirm that on each Initial Prior Sale Date a schedule of the related Accounts listing the account numbers, balance of Principal Receivables and balance of Finance Charge Receivables existing in the related Accounts as of the close of business on such Initial Prior Sale Date was delivered to Purchaser, and that the Purchase Price for each related Conveyed Interest was paid by Purchaser to Bank in accordance with this Agreement. The parties acknowledge and agree that the Prior Sales are intended to be treated as the sale of such assets by Bank for accounting purposes, to the extent permitted by generally accepted accounting principles in the United States, and for tax purposes. For the avoidance of doubt, to the extent that Bank retained any interest in any Conveyed Interests arising in the Acquired Accounts described in Schedule 3, for consideration previously received, Bank hereby irrevocably conveys all right, title and interest in such Conveyed Interests to Purchaser. The parties acknowledge and agree that such conveyance is intended to be treated as the sale of such assets by Bank for accounting purposes, to the extent permitted by generally accepted accounting principles in the United States, and for tax purposes. For the avoidance of doubt, the Bank and the Purchaser shall execute and deliver an Addendum to this Agreement relating to each such Prior Sale, in substantially the form of Exhibit C.

(c)	On each Settlement Date (or less frequently if so agreed between Bank and Purchaser), Purchaser shall pay to Bank in immediately available funds the aggregate Purchase Price for all Conveyed Interests sold to Purchaser on or prior to such Settlement Date; provided that the Purchase Price for any Conveyed Interest contributed to Purchaser shall be deemed to be a capital contribution from Bank to Purchaser.

(d)	As of each day during the term of this Agreement, Purchaser shall become the owner for all purposes (e.g., tax, accounting and legal) of the Conveyed Interests created on such day. Bank shall make entries on its books and records to clearly indicate the sale of the Conveyed Interests to Purchaser as of each Transfer Date. The parties hereto intend that each transfer of the Conveyed Interests shall constitute a sale or contribution, as applicable, by Bank to Purchaser and not a loan by Bank to Purchaser secured by the Conveyed Interests. Notwithstanding anything to the contrary set forth in this Section 2(d), if a court of competent jurisdiction determines that any transaction provided for herein constitutes a loan and not a sale, then the parties hereto intend that this Agreement shall constitute a security agreement under applicable law and that Bank shall be deemed to have granted, and Bank hereby grants, to Purchaser a first priority lien and security interest in and to all of Bank’s right, title and interest in, to and under the Conveyed Interests, subject only to Permitted Liens. Purchaser shall make entries on its books and records to clearly indicate the purchase of the Conveyed Interests hereunder. Bank shall execute, and file as necessary, such financing statements or other documents as may be required for recordation of the transfer to Purchaser of its interest in the Conveyed Interests. Notwithstanding anything otherwise provided herein, Purchaser shall have no legal or beneficial interest, whether of ownership or otherwise, in the Accounts.

(e)	For accounting purposes, to the extent permitted by generally accepted accounting principles, neither Bank nor Purchaser shall account for the transactions contemplated by this Agreement in any manner other than, with respect to the sale or contribution of each Conveyed Interest, as a true sale and/or absolute assignment of Bank’s full right, title and ownership interest in the related Conveyed Interests to Purchaser.

(f)	Bank agrees, at its own expense, to include in its computer files a code identifying each credit account in which Conveyed Interests have been sold to Purchaser hereunder and any time that the code referenced in this sentence is included with respect to any credit account, such account shall be an “Account” for purposes of this Agreement.

3. Adjustments to Accounts. If on any day the outstanding amount of any Principal Receivable is reduced because of a rebate, refund, unauthorized charge (other than a fraudulent charge) or billing error to an accountholder, or because such Principal Receivable was created in respect of merchandise which was refused or returned by an accountholder, or if the outstanding amount of any Principal Receivable is otherwise reduced other than on account of Collections thereof or such amount being charged-off as uncollectible, then Bank shall compensate Purchaser for its Pro Rata Share of such reduction in the outstanding amount of such Principal Receivable as provided below. Any adjustment required pursuant to the preceding sentence shall be made not later than the second Business Day after the Date of Processing for the event giving rise to such adjustment or less frequently if so agreed between Purchaser and Bank. The amount of each such reduction shall be deducted from the amount of the Purchase Price payable by Purchaser to Bank on the Settlement Date that coincides with or next follows the date of the adjustment, and Bank shall pay Purchaser on that Settlement Date any excess of the aggregate amount of such reductions over the aggregate Purchase Price otherwise payable on that Settlement Date.

4. Delivery of Purchaser’s Pro Rata Share of Collections; Ownership of Records.

(a)	On each day, Bank shall hold in trust for Purchaser the Pro Rata Share of Purchaser in all Collections on Receivables received by the Bank and, on each Settlement Date, pay to Purchaser or its designee, the Pro Rata Share of Purchaser in all Collections received by Bank in respect of the Receivables.

(b)	Bank shall, or shall cause its designee to, retain physical possession of all Records relating to the Conveyed Interests in the Accounts in trust for the benefit of Purchaser, and such retention and possession by Bank, or its designee, as applicable, is as custodian for the account of Bank and Purchaser as owners thereof.

5. General Representations and Warranties of Bank. Bank hereby represents and warrants as of the Effective Date and the Amendment Date of this Agreement that:

(a)	Bank is a federal savings bank, duly organized, validly existing under the laws of the U.S. and has full corporate power and authority to execute, deliver, and perform its obligations under this Agreement; the execution, delivery and performance of this Agreement and the transfer of the Conveyed Interests have been and will continue to be duly authorized and are not and will not be in conflict with and do not violate the terms of the charter or bylaws of Bank and will not result in a material breach of or constitute a default under, or require any consent under, any indenture, loan or agreement to which Bank is a party;

(b)	All approvals, authorizations, licenses, registrations, consents, and other actions by, notices to, and filings with, any Person that may be required in connection with the execution, delivery, and performance of this Agreement by Bank, have been obtained;

(c)	This Agreement constitutes a legal, valid, and binding obligation of Bank, enforceable against Bank in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws now or hereafter in effect (including the rights and obligations of receivers and conservators under 12 U.S.C. §§ 1821(d) and (e)), which may affect the enforcement of creditors’ rights in general, and (ii) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

(d)	There are no proceedings or investigations pending against Bank (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation by Bank of any of the transactions contemplated by this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of Bank, would materially and adversely affect the performance by Bank of its obligations under this Agreement or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement;

(e)	Bank is not Insolvent; and

(f)	The execution, delivery and performance of this Agreement by Bank comply with all Applicable Laws, except where any failure to comply would not reasonably be expected to have a Material Adverse Effect.

The representations and warranties set forth in this Section 5 shall survive the sale, transfer and assignment of the Requisite Percentage of Receivables to Purchaser pursuant to this Agreement.

6. Additional Representations and Warranties of Bank. Bank hereby represents and warrants that, as of the Effective Date and the Amendment Date or such other date as specified below in a specific representation:

(a)	As of each Transfer Date, each Receivable in which a Conveyed Interest is sold or contributed to Purchaser on such Transfer Date was originated or acquired by Bank and each sale of a Conveyed Interest constitutes a valid sale, transfer, assignment, set-over and conveyance to Purchaser;

(b)	As of each Transfer Date, Bank was the legal and beneficial owner of all right, title and interest in and to each Receivable in which a Conveyed Interest is sold to Purchaser on such Transfer Date, and no such Receivable was subject to any Lien other than Permitted Liens, immediately prior to the transfer of the Conveyed Interest in such Receivable to Bank on such Transfer Date;

(c)	Bank shall maintain its records in a manner to clearly and unambiguously reflect the ownership of Purchaser in the Conveyed Interests; and

(d)	As of the applicable Transfer Date, with respect to each Conveyed Interest: (i) Bank has done nothing that would impair its enforceability of the related Receivable; and (ii) there is no limit on Bank’s authority to sell a participation interest in the Receivable.

The representations and warranties set forth in this Section 6 shall survive the sale, transfer and assignment of the Requisite Percentage of Receivables to Purchaser pursuant to this Agreement.

7. Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Bank, as of the Effective Date and the Amendment Date that:

(a)	Purchaser is corporation, duly organized and validly existing in good standing under the laws of the State of Delaware, and has full power and authority to execute, deliver, and perform its obligations under this Agreement; the execution, delivery, and performance of this Agreement have been duly authorized, and are not in conflict with and do not violate the terms of the limited liability company agreement of Purchaser and will not result in a material breach of or constitute a default under or require any consent under any indenture, loan, or agreement to which Purchaser is a party;

(b)	All approvals, authorizations, consents, and other actions by, notices to, and filings with any Person required to be obtained for the execution, delivery, and performance of this Agreement by Purchaser, have been obtained;

(c)	This Agreement constitutes a legal, valid, and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws now or hereafter in effect, which may affect the enforcement of creditors’ rights in general, and (ii) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity);

(d)	There are no proceedings or investigations pending or, to the best knowledge of Purchaser, threatened against Purchaser (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by Purchaser pursuant to this Agreement, (iii) seeking any determination or ruling that, in the reasonable judgment of Purchaser, would materially and adversely affect the performance by Purchaser of its obligations under this Agreement or (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement;

(e)	Purchaser is not Insolvent; and

(f)	The execution, delivery and performance of this Agreement by Purchaser comply with Applicable Laws, except where any failure to comply would not reasonably be expected to have a Material Adverse Effect.

The representations and warranties set forth in this Section 7 shall survive the sale, transfer and assignment of the Requisite Percentage of Receivables to Purchaser pursuant to this Agreement.

8. Program Agreements and Policies.

(a)	Bank shall comply with and perform its obligations under the Program Agreements and the Cardholder Agreements relating to the Accounts and the Credit and Collection Policies except insofar as any failure to comply or perform would not materially or adversely affect the rights of Purchaser in, to and under the Conveyed Interests. Bank may change the terms and provisions of the Program Agreements, the Cardholder Agreements or the Credit and Collection Policies (including the reduction of the required minimum monthly payment, the calculation of the amount, or the timing, of charge offs and periodic finance charges and other fees assessed thereon), but subject to Section 8(b) and only if such change is made applicable to any comparable segment of the credit accounts owned and serviced by Bank which have characteristics the same as, or substantially similar to, the Accounts that are the subject of such change, except as otherwise restricted by an endorsement, sponsorship or other agreement between Bank and an unrelated third party or by the terms of the Program Agreement.

(b)	Except as otherwise required by any Requirement of Law, or as is deemed by Bank to be necessary in order for it to maintain its credit business in a safe, sound and competitive manner, based upon Bank’s good faith assessment, in its sole discretion, of the nature of the competition in the credit business, Bank shall not at any time make any reduction in the periodic finance charges assessed on the Principal Receivables or other fees on the Accounts without the consent of Purchaser, which may be deemed given as described in the following sentence. Bank shall consult with Purchaser as necessary with respect to any such proposed reductions in periodic finance charges and other fees on the Accounts to allow Purchaser to assess whether Purchaser is obligated to withhold it consent pursuant to the Bank Participation Interest Sale Agreement or GEMB Lending Participation Interest Sale Agreement. If after such consultation, Purchaser does not promptly notify Bank that it objects to any proposed reduction, Purchaser shall be deemed to have consented to the proposed reduction.

9. Conditions Precedent to the Obligations of Purchaser. The obligations of Purchaser under this Agreement are subject to the satisfaction of the following conditions precedent on or prior to each Transfer Date:

(a)	As of each Transfer Date, no action or proceeding shall have been instituted or threatened against Purchaser or Bank to prevent or restrain the consummation of the transactions contemplated hereby, and, on each Transfer Date, there shall be no injunction, decree, or similar restraint preventing or restraining such consummation;

(b)	The representations and warranties of Bank set forth in Sections 5 and 6 shall be true and correct in all material respects on each Transfer Date as though made on and as of such date; and

(c)	The obligations of Bank set forth in this Agreement to be performed on or before each Transfer Date shall have been performed in all material respects as of such date by Bank.

10. Conditions Precedent to the Obligations of Bank. The obligations of Bank in this Agreement are subject to the satisfaction of the following conditions precedent on or prior to each Transfer Date:

(a)	As of each Transfer Date, no action or proceeding shall have been instituted or threatened against Purchaser or Bank to prevent or restrain the consummation of the purchase or other transactions contemplated hereby, and, on each Transfer Date, there shall be no injunction, decree, or similar restraint preventing or restraining such consummation;

(b)	The representations and warranties of Purchaser set forth in Section 7 shall be true and correct in all material respects on each Transfer Date as though made on and as of such date; and

(c)	The obligations of Purchaser set forth in this Agreement to be performed on or before each Transfer Date shall have been performed in all material respects as of such date by Purchaser.

11. Compliance with the FDIC Rule.

(a)	Each of Purchaser and Bank acknowledges and agrees that the purpose of this Section 11 is to comply with the provisions of the FDIC Rule or FDIC Rule Interpretations.

(b)	Schedule 4 is expressly incorporated in this Agreement. Each of Bank and Purchaser agrees to perform their respective obligations set forth in Schedule 4.

(c)	In the event that Bank becomes the subject of an insolvency proceeding and the FDIC as receiver or conservator provides a written notice of repudiation as contemplated by paragraph (d)(4)(ii) of the FDIC Rule to Bank, Bank shall promptly deliver such notice to Purchaser, with a copy to the Issuer and the Indenture Trustee.

12. Term and Termination.

(a)	This Agreement shall have a term of five (5) years beginning on the Amendment Date hereof (the “Initial Term”) and shall renew automatically for successive terms of one (1) year each (each a “Renewal Term”) unless either Party provides notice of non-renewal to the other Party at least one hundred and eighty (180) days prior to the end of the Initial Term or any Renewal Term or this Agreement is earlier terminated in accordance with the provisions hereof. The Parties may by mutual consent agree to terminate this Agreement at any time with respect to all or any portion of the Accounts and Receivables.

(b)	A Party shall have the right to terminate this Agreement immediately upon written notice to the other Party in any of the following circumstances:

(1)	any representation or warranty made by the other Party in this Agreement shall be incorrect in any material respect and shall not have been corrected within thirty (30) Business Days after written notice thereof has been given to such other Party;

(2)	the other Party shall default in any payment obligation under this Agreement and such default shall continue after five (5) Business Days after written notice thereof has been given to such other Party;

(3)	the other Party shall default in the performance of any material obligation or undertaking under this Agreement (other than as specified in clause (2) above) and such default shall continue for ninety (90) days after written notice thereof has been given to such other Party; or

(4)	an Insolvency Event shall occur with respect to the other Party.

(c)	In addition to the foregoing termination rights, Bank may terminate this Agreement immediately if Bank is required to terminate this Agreement by the Office of Thrift Supervision, the Comptroller of the Currency or any other regulator with jurisdiction over the Bank.

(d)	The termination of this Agreement either in part or in whole shall not discharge any Party from any obligation incurred prior to such termination.

(e)	Upon termination of this Agreement or if Bank otherwise becomes unable for any reason to transfer additional Conveyed Interests to Purchaser hereunder, then, in any such event, Bank agrees to transfer to Purchaser all Collections with respect to Conveyed Interests previously sold to Purchaser. To the extent that it is not clear to Bank whether such Collections related to a Principal Receivable in which a Conveyed Interest was previously sold to Purchaser, Bank agrees that it shall allocate Collections relating to any Account first to the oldest principal balance of such Account. Notwithstanding any cessation of the sale of Conveyed Interests to Purchaser hereunder, Conveyed Interests in Principal Receivables sold to Purchaser prior to cessation of sales hereunder and all Collections in respect thereof and the Requisite Percentage of all Finance Charge Receivables relating to Conveyed Interests previously sold to Purchaser and all Collections in respect thereof shall continue to be property of Purchaser.

13. Confidentiality.

(a)	Each Party agrees that Confidential Information of the other Party shall be used by such Party solely in the performance of its obligations and exercise of its rights pursuant to this Agreement. Except as required by Applicable Laws or legal process, neither Party (the “Restricted Party”) shall disclose Confidential Information of the other Party to third parties; provided, however, that the Restricted Party may disclose Confidential Information of the other Party (i) to the Restricted Party’s Affiliates, agents or representatives for the sole purpose of fulfilling the Restricted Party’s obligations under this Agreement (as long as the Restricted Party exercises reasonable efforts to prohibit any further disclosure by its Affiliates, agents or representatives), provided that in all events, the Restricted Party shall be responsible for any breach of the confidentiality obligations hereunder by and of its Affiliates, agents or representatives, (ii) to the Restricted Party’s auditors, attorneys, accountants and other professional advisors, or to a Regulatory Authority with jurisdiction over such Restricted Party, (iii) in the case of Purchaser, to any financial institution or rating agency participating in the securitization of Financed Interests or (iv) to any other third party as mutually agreed by the Parties.

(b)	A Party’s Confidential Information shall not include information that:

(1)	is generally available to the public;

(2)	has become publicly known, without fault on the part of the Restricted Party subsequent to the Restricted Party acquiring the information;

(3)	was otherwise known by, or available to, the Restricted Party on a non-confidential basis prior to entering into this Agreement; or

(4)	becomes available to the Restricted Party on a non-confidential basis from a Person, other than a Party to this Agreement, who is not known by the Restricted Party after reasonable inquiry to be bound by a confidentiality agreement with the non-Restricted Party or otherwise prohibited from transmitting the information to the Restricted Party.

(c)	Upon written request or upon the termination of this Agreement, each Party shall return to the other Party all Confidential Information of the other Party in its possession that is in written form; provided, however, that either Party may maintain in its possession all such Confidential Information of the other Party required to be maintained under Applicable Laws relating to the retention of records for the period of time required thereunder.

(d)	In the event that a Restricted Party is requested or required by legal process to disclose any Confidential Information of the other Party, the Restricted Party will provide the other Party with prompt notice of such request(s) or requirement(s) so that the other Party may seek an appropriate protective order or other appropriate remedy and/or waive the Restricted Party’s compliance with the provisions of this Agreement. In the event that the other Party does not seek such a protective order or other remedy, or such protective order or other remedy is not obtained, or the other Party grants a waiver hereunder, the Restricted Party may furnish that portion of the Confidential Information of the other Party which the Restricted Party is legally compelled to disclose and will exercise such efforts to obtain reasonable assurance that confidential treatment will be accorded any Confidential Information of the other Party so furnished as the Restricted Party would exercise in assuring the confidentiality of any of its own confidential information.

14. Merchant Programs. The parties hereto may mutually agree to add Merchant Programs subject to this Agreement and, in accordance with the definition of “Merchant Programs,” all cost centers related to the Bank’s sales finance business line automatically shall be “Merchant Programs” as of the date the Bank enters into the related program agreement with the Merchant (or assumes such agreement by assignment). With respect to any Merchant Program automatically added as described in the preceding sentence, the parties hereto shall execute an Addendum in the form of Exhibit A hereto by the 15th Day following the last day of the month in which the related Merchant Programs became subject to this Agreement, and Schedule 2 shall automatically be updated to include those Merchant Programs described in Exhibit A to each such Addendum. The parties hereto agree that if any Accounts are designated for purchase by a Merchant pursuant to the terms of the related Program Agreement, the affected Accounts shall be removed as Accounts hereunder and the related Merchant Program shall cease to be a Merchant Program and shall be removed from Schedule 2 (such event, an “Involuntary Removal”). In connection with an Involuntary Removal, the Bank shall purchase from Purchaser, the Conveyed Interests relating to such removed Accounts for a purchase price equal to the fair market value of such Conveyed Interests as agreed upon by Buyer and Seller prior to such repurchase, and such purchase price shall be treated as Collections of such Participation Interests. In addition, Bank and Purchaser may mutually agree from time to time to remove Accounts from the operation of this Agreement and/or remove entire Merchant Programs and all related Accounts from the operation of this Agreement. In connection therewith, Bank and Purchaser shall execute a Removal Supplement. The Purchaser may, but shall not be required, to convey to the Bank or its designee the Conveyed Interests relating to the Removed Accounts. Any reassignment of the Conveyed Interests arising in Removed Accounts pursuant to this Section 14 shall be reassigned to the Bank for a purchase price equal to the fair market value of such Conveyed Interests as agreed upon by the Purchaser and the Bank prior to such reassignment, and such purchase price shall be treated as Collections of such Conveyed Interests. Notwithstanding anything to the contrary in this Section 14, no repurchase of Conveyed Interests pursuant to this Section 14 shall occur if the fair market value of the related Conveyed Interests is less than the aggregate of the Principal Amounts of the related Participation Interests plus the aggregate of the outstanding Finance Interests related thereto. Purchaser shall execute such documents and instruments of transfer or assignment and take such other actions as shall reasonably be requested by Bank to effect the conveyance of such Purchased Interests pursuant to this Section.

15. Assignment. This Agreement and the rights and obligations created under it shall be binding upon and inure solely to the benefit of the Parties and their respective successors, and permitted assigns. Neither Party shall be entitled to assign or transfer any rights or obligations under this Agreement without the prior written consent of the other Party, which consent shall not be unreasonably withheld or delayed; provided, however, that (A) either Party may assign this Agreement (i) to any affiliate or subsidiary without consent or (ii) in connection with any securitization by Bank or by Purchaser of all or any portion of its pro rata share of the Receivables and (B) Purchaser may grant a security interest in its rights under this Agreement in favor of GE Capital or one or more of its affiliates, in connection with debt financing provided by such persons to Purchaser or its subsidiaries. No assignment under this section shall relieve a Party of its obligations under this Agreement. Bank may use subcontractors in the performance of its obligations under this Agreement.

16. Third Party Beneficiaries. Nothing contained herein shall be construed as creating a third-party beneficiary relationship between either Party and any other Person.

17. Notices. All notices and other communications that are required or may be given in connection with this Agreement shall be in writing and shall be deemed received (i) on the day delivered, if delivered by hand; or (ii) three (3) Business Days after the date of mailing to the other Party, if mailed first-class mail postage prepaid, at the following address, or such other address as either Party shall specify in a notice to the other:

To Bank:	GE Capital Retail Bank
170 Election Road, Suite 125
Draper, UT 84020
Attn: President
Telephone: (801) 816-4765
Facsimile: (801) 816-4770

To Purchaser:	GEMB Lending Inc.
2995 Red Hill Avenue
Costa Mesa, CA 92626
Telephone: (651) 286-5044
Facsimile: (651) 286-5535

18. Relationship of Parties. Bank and Purchaser agree that in performing their obligations pursuant to this Agreement, they are in the position of independent contractors. This Agreement is not intended to create, nor does it create and shall not be construed to create, a relationship of partner or joint venturer or any association for profit between Bank and Purchaser.

19. Agreement Subject to Applicable Laws. If (a) either Party has been advised by legal counsel of a change in Applicable Laws or any judicial decision of a court having jurisdiction over a Party or any interpretation of a Regulatory Authority that, in the view of such legal counsel, would have a materially adverse effect on the rights or obligations of such Party under this Agreement, (b) either Party shall receive a request of any Regulatory Authority having jurisdiction over such Party, including any letter or directive of any kind from any such Regulatory Authority, that prohibits or restricts such Party from carrying out its obligations under this Agreement, or (c) either Party has been advised by legal counsel that there is a material risk that such Party’s or the other Party’s continued performance under this Agreement would violate Applicable Laws, then the affected Party shall provide written notice to the other Party of such legal advice or request and the Parties shall meet and consider in good faith any modifications, changes or additions to this Agreement that may be necessary to eliminate such result. Notwithstanding any other provision of this Agreement, including Section 12 hereof, if the Parties are unable to reach agreement regarding such modifications, changes or additions to this Agreement within ten (10) Business Days after the Parties initially meet, either Party may terminate this Agreement upon five (5) days’ prior written notice to the other Party.

20. Expenses. Each Party shall bear its own costs and expenses in performing its obligations under this Agreement. Each Party shall be responsible for payment of any federal, state, or local taxes or assessments associated with the performance of its obligations under this Agreement.

21. Examination. Each Party agrees to submit to any examination that may be required by a Regulatory Authority having jurisdiction over the other Party, during regular business hours and upon reasonable prior notice.

22. Inspection; Reports. Each Party, upon reasonable prior notice from the other Party, agrees to submit to an inspection of its books, records, accounts, and facilities relevant to this Agreement, from time to time, during regular business hours subject, in the case of Bank, to the duty of confidentiality it owes to its customers and banking secrecy and confidentiality requirements otherwise applicable under Applicable Laws. All expenses of inspection shall be borne by the Party conducting the inspection.

23. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial.

(a)	THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

(b)

EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THEM PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED, THAT EACH PARTY HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF THE

BOROUGH OF MANHATTAN IN NEW YORK CITY; PROVIDED FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE PURCHASER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE RECEIVABLES OR ANY SECURITY FOR THE OBLIGATIONS OF BANK ARISING HEREUNDER OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF PURCHASER. EACH PARTY HERETO SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH PARTY HERETO HEREBY WAIVES ANY OBJECTION THAT SUCH PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH PARTY HERETO HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH PARTY AT ITS ADDRESS DETERMINED IN ACCORDANCE WITH SECTION 17 AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH PARTY’S ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE UNITED STATES MAIL, PROPER POSTAGE PREPAID. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

(c)	BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

24. Brokers. Neither Party has agreed to pay any fee or commission to any agent, broker, finder, or other person for or on account of services rendered as a broker or finder in connection with this Agreement or the transactions contemplated hereby that would give rise to any valid claim against the other Party for any brokerage commission or finder’s fee or like payment.

25. Entire Agreement. This Agreement, including schedules and exhibits, constitutes the entire agreement between the Parties with respect to the subject matter thereof, and supersedes any prior or contemporaneous negotiations or oral or written agreements with regard to the same subject matter.

26. Amendment and Waiver. This Agreement may not be amended orally, but only by a written instrument signed by both Parties. The failure of any Party to require the performance of any term of this Agreement or the waiver by any Party of any default under this Agreement shall not prevent a subsequent enforcement of such term and shall not be deemed a waiver of any subsequent breach. All waivers must be in writing and signed by the Party against whom the waiver is to be enforced.

27. Severability. Any provision of this Agreement which is deemed invalid, illegal or unenforceable in any jurisdiction, shall, as to that jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining portions hereof in such jurisdiction or rendering such provision or any other provision of this Agreement invalid, illegal, or unenforceable in any other jurisdiction.

28. Drafting. The Parties acknowledge that each Party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement or any amendments thereto, and the same shall be construed neither for nor against either Party, but shall be given a reasonable interpretation in accordance with the plain meaning of its terms and the intent of the Parties.

29. Headings. Captions and headings in this Agreement are for convenience only and are not to be deemed part of this Agreement.

30. Counterparts. This Agreement may be executed and delivered by the Parties in any number of counterparts, and by different Parties on separate counterparts, each of which counterpart shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

31. Survival. Sections 11, 13, 23 and this Section 31 shall survive the expiration or earlier termination of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized officers as of the date first written above.

GE CAPITAL RETAIL BANK

By:	/s/ Michael Lagnese
Name:	Michael Lagnese
Title:	Senior Vice President Finance

GEMB LENDING INC.

By:	/s/ Anthony Foster
Name:	Anthony Foster
Title:	Treasurer

S-1	Receivables Participation Agreement GEMB Lending

SCHEDULE 1

DEFINITIONS

All capitalized terms used in this Agreement shall have the following meanings:

(a)	“Account” shall mean (a) a Merchant Program Account or (b) an Acquired Account; provided that, notwithstanding anything to the contrary in this Agreement, to the extent the computer files of Bank identify any credit account as being a credit account in which the Conveyed Interests have been sold to Purchaser hereunder, such credit account will be considered an “Account” for purposes of this Agreement. A Removed Account shall cease to be an Account as of the related Removal Date.

(b)	“Acquired Account” shall mean (a) a credit account that has been acquired by Bank from GE Capital Financial Inc. pursuant to that certain Purchase and Sale Agreement, dated as of December 11, 2009, between Bank and GE Capital Financial Inc., and (b) a credit account the receivables of which were either (i) contributed to Bank from GE Consumer Finance Inc. pursuant to that certain Non-Cash Capital Contribution Agreement, dated as of December 30, 2008, between GE Consumer Finance Inc. and Bank or (ii) conveyed to Bank from Monogram Credit Services, LLC pursuant to that certain Purchase and Sale Agreement, dated as of December 30, 2008, between Monogram Credit Services, LLC and Bank.

(c)	“Affiliate” means, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially, or as a trustee, guardian or other fiduciary, five percent (5%) or more of the stock having ordinary voting power in the election of directors of such Person, (b) each Person that controls, is controlled by or is under common control with such Person, or (c) each of such Person’s officers, directors, joint venturers and partners. For the purposes of this definition, “control” of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

(d)	“Agreement” has the meaning set forth in the introductory paragraph of this Agreement.

(e)	“Amendment Date” has the meaning set forth in the introductory paragraph of this Agreement.

(f)	“Applicable Laws” means all federal, state and local laws, statutes, regulations and orders applicable to a Party or relating to or affecting any aspect of this Agreement including all requirements of any Regulatory Authority having jurisdiction over a Party, as any such laws, statutes, regulations, orders and requirements may be amended and in effect from time to time during the term of this Agreement.

Schedule 1-1

(g)	“Bank Participation Interest Sale Agreement” shall mean (i) the Participation Interest Sale Agreement, dated as of March 30, 2007, between Bank and GEM Holding, L.L.C. and (ii) any other participation interest sale agreement entered into between the Bank and Transferor pursuant to which Bank sells Participation Interests to the Transferor.

(h)	“Business Day” means any day, other than (i) a Saturday or Sunday, or (ii) a day on which banking institutions in the State of Utah are authorized or obligated by law or executive order to be closed.

(i)	“Cardholder” shall mean any person who has applied for and been issued a credit account (and any other person responsible for payment of amounts due on an Account) in connection with a Merchant Program.

(j)	“Cardholder Agreement” shall mean, with respect to any Account, the agreement between the Bank and a Cardholder establishing the terms of such Account.

(k)	“Charged-Off Receivable” means a Receivable (or any portion thereof) arising in an Account which has been written off as uncollectible in accordance with the Credit and Collection Policies.

(l)	“Collections” means, for any Receivable for any period, (a) the sum of all amounts, whether in the form of cash, checks, drafts, or other instruments, received in payment of, or applied to, any amount owed by a Cardholder on account of such Receivable during such period, including all in-store payments and all other fees and charges and (b) cash proceeds of Related Security with respect to such Receivable.

(m)	“Confidential Information” means the terms of this Agreement, and any proprietary information or non-public information of a Party, including a Party’s proprietary marketing plans and objectives, that is furnished to the other Party in connection with this Agreement.

(n)	“Contract” means the agreement and Federal Truth in Lending Statement for credit accounts between any Cardholder and Bank, as such agreements may be amended, modified, or otherwise changed from time to time.

(o)	“Conveyed Interest” means each Participation Interest, together with the Requisite Percentage of the following: (a) the Related Security for the related Receivables; (b) all Collections with respect to the related Receivables (provided that the Conveyed Interest shall only include Recoveries allocated to the Conveyed Interests as described in the following sentence), (c) without limiting the generality of the foregoing or the following, all of Bank’s rights to receive payments from any Merchant on account of in-store payments and other amounts received by such Merchant in payment of such Receivables and (d) all proceeds of the foregoing. For administrative convenience, Recoveries, if any, will be allocated to the Conveyed Interests on a daily basis in an amount equal to the product of (i) the Sold Percentage and (ii) the amount of Recoveries received with respect to all Receivables.

Schedule 1-2

(p)	“Credit and Collection Policies” means the credit and collection policies adopted by the Bank as such policies and procedures may be amended from time to time.

(q)	“Effective Date” shall mean December 14, 2007.

(r)	“FDIC” shall mean the Federal Deposit Insurance Corporation or any successor agency.

(s)	“FDIC Rule” shall mean 12 C.F.R. §360.6, as such may be amended from time to time.

(t)	“FDIC Rule Interpretations” means clarifications and interpretations to the FDIC Rule as may be provided by the FDIC or by the FDIC’s staff from time to time.

(u)	“Finance Charge Receivables” means Receivables created in respect of periodic finance charges, late fees, returned check fees and all other similar fees and charges billed or accrued and unpaid on an Account. The determination as to whether Receivables constitute Finance Charge Receivables or Principal Receivables shall be made by the Bank using its then-current practices as in effect from time to time.

(v)	“Finance Document” shall mean, (i) the Participation Interest Sale Agreement, dated as of March 30, 2007, between Bank and GEM Holding, L.L.C., (ii) the Participation Interest Sale Agreement, dated as of July 15, 2008, between Purchaser and GEM Holding, L.L.C. and (iii) the Participation Interest Sale Agreement, dated as of February 29, 2012, between Purchaser and GE Sales Finance Holding, L.L.C.

(w)	“Financed Interests” shall mean any Retained Interest or Conveyed Interest sold to GEM Holding, L.L.C. or Transferor pursuant to a Finance Document.

(x)	“GEMB Lending Participation Interest Sale Agreements” shall mean (i) the Participation Interest Sale Agreement, dated as of July 15, 2008, between Purchaser and GEM Holding, L.L.C. and (ii) the Participation Interest Sale Agreement, dated as of February 29, 2012, between Purchaser and Transferor.

(y)	“Governmental Authority” means any nation or government, any state or other political subdivision thereof, and any agency, department or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

(z)	“Indenture” means that certain Master Indenture, dated as of February 29, 2012, by and between Issuer and Indenture Trustee.

Schedule 1-3

(aa)	“Indenture Trustee” means Deutsche Bank Trust Company Americas, not in its individual capacity but solely as Indenture Trustee under the Indenture, or any successor Indenture Trustee.

(bb)	“Initial Term” shall have the meaning set forth in Section 12(a).

(cc)	“Insolvency Event” means, with respect to a specified Person: (a) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of such Person in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization, or other similar law or (ii) a decree or order adjudging such Person as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of such Person under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of such Person or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of ninety (90) consecutive days; or (b) the commencement by such Person of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of such Person in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or such Person’s failure to pay its debts generally as they become due, or the taking of corporate action by such Person in furtherance of any such action.

(dd)	“Insolvent” means the failure to pay debts in the ordinary course of business, the inability to pay its debts as they come due or the condition whereby the sum of an entity’s debts is greater than the sum of its assets.

(ee)	“Issuer” means GE Sales Finance Master Trust.

(ff)	“Lien” shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, participation or equity interest, deposit arrangement, encumbrance lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing.

Schedule 1-4

(gg)	“Material Adverse Effect” means a material adverse effect on (a) the ability of Bank or Purchaser to perform any of its obligations under this Agreement in accordance with its terms, (b) the validity or enforceability of this Agreement and remedies of Bank or Purchaser hereunder or (c) the ownership interests or Liens of Bank or Purchaser with respect to the Conveyed Interests (or the underlying Receivables) or the priority of such interests or Liens.

(hh)	“Merchant” means any merchant, manufacturer, retailer, dealer or other provider of goods or services, or trade group, association or cooperative comprised of providers of goods or services that from time to time contracts with Bank (or whose contract with a third-party lender has been assigned to Bank) for the issuance of credit accounts for the financing of purchases of goods or services from such Person or third parties, as appropriate.

(ii)	“Merchant Program Account” shall mean a credit account established by, or acquired by, Bank in connection with the Merchant Programs.

(jj)	“Merchant Programs” means certain cost centers of the Bank associated with the private label and co-brand credit card programs and other programs established under agreements between Bank and Merchants or agreements with Merchants which have been assigned to Bank, which are listed on Schedule 2, as such Schedule may be updated from time to time in accordance with Section 14; provided that, unless otherwise specified by Bank, all cost centers related to the Bank’s sales finance business line shall be “Merchant Programs” as of the date of the Bank enters into the related program agreement with the Merchant (or assumes such agreement by assignment).

(kk)	“Participation Interest” means the Requisite Percentage of the following (without duplication): (i) with respect to the Accounts existing on the Effective Date, the Bank’s interest in the Receivables existing as of the close of business on the Effective Date, (ii) with respect to Merchant Program Accounts relating to Merchant Programs added to Schedule 2 pursuant to an Addendum to this Agreement or Acquired Accounts, the Bank’s interest in the Receivables as of the close of business on the “Effective Date” (as defined in the related Addendum) and (iii) with respect to each day on or after the Effective Date, the Bank’s interest in the Receivables created on such day.

(ll)	“Party” means either Purchaser or Bank and “Parties” means Purchaser and Bank.

(mm)	“Permitted Lien” shall mean with respect to the Receivables, (a) Liens for taxes or assessments or other governmental charges not yet due and payable; (b) inchoate and unperfected workers’, mechanics’, suppliers’ or similar Liens arising in the ordinary course of business; and (c) presently existing or hereinafter created Liens in favor of, or created by, Purchaser.

Schedule 1-5

(nn)	“Person” means any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity, or other entity of similar nature.

(oo)	“Principal Amount” means, with respect to any Principal Receivable, the Requisite Percentage of the outstanding balance of such Principal Receivable.

(pp)	“Principal Receivable” means each Receivable, other than a Finance Charge Receivable. The determination as to whether Receivables constitute Finance Charge Receivables or Principal Receivables shall be made by the Bank using its then-current practices as in effect from time to time.

(qq)	“Pro Rata Share” means, with respect to Collections attributable to any Account, such Party’s proportional interest in such Collections equal to (i) in the case of Purchaser, the Requisite Percentage of such Collections and (ii) in the case of Bank, any Collections not allocated to Purchaser in accordance with this Agreement.

(rr)	“Program Agreement” means an agreement between the Bank and Merchant pursuant to which the Bank has established a private label or co-brand credit card program or other program with respect to credit accounts.

(ss)	“Purchase Price” means, with respect to any Conveyed Interest, the Requisite Percentage of the fair value of the related Receivables as agreed upon by Purchaser and Bank prior to the sale of such Conveyed Interest.

(tt)	“Receivable” shall refer to any and all amounts owing to Bank from time to time with respect to an Account whether or not billed, including any unpaid balance, finance charges and fees.

(uu)	“Records” means all Contracts and other documents, books, records and other information (including computer programs, tapes, disks, data processing software and related property and rights, but excluding any computer programs or software subject to a licensing arrangement or other contractual provisions that would restrict transfer or pledge thereof) prepared and maintained by Bank, any servicer, or any sub-servicer with respect to the Receivables and the Cardholders thereunder.

(vv)	“Recoveries” means, with respect to any Receivable: (a) Collections of such Receivable received after such Receivable was charged off as uncollectible but before any sale or other disposition of such Receivable after charge off; and (b) any proceeds from such a sale or other disposition of such a Charged-Off Receivable, which in the case of clause (b) shall be allocated to the Charged-Off Receivables in each Merchant Program on a pro rata basis based on the amount of Charged-Off Receivables from such Merchant Program included in such sale or other disposition, and in each of clauses (a) and (b) net of expenses of recovery.

Schedule 1-6

(ww)	“Regulatory Authority” means any federal, state or local regulatory agency or other governmental agency or authority having jurisdiction over a Party and, in the case of Bank, shall include the Office of Thrift Supervision.

(xx)	“Related Security” means with respect to any Receivable: (a) all of Bank’s interest, if any, in the goods, merchandise (including returned merchandise) or equipment, if any, the sale of which gave rise to such Receivable; (b) all guarantees, insurance or other agreements or arrangements of any kind from time to time supporting or securing payment of such Receivable whether pursuant to the Cardholder Agreement related to such Receivable or otherwise and (c) all Records relating to such Receivable.

(yy)	“Removal Date” means, with respect to any Removed Account, the date designated as such pursuant to the related Removal Supplement.

(zz)	“Removal Supplement” means a supplement in the form of Exhibit B hereto pursuant to which Accounts are designated as Removed Accounts.

(aaa)	“Removed Accounts” means an Account identified as a “Removed Account” pursuant to a Removal Supplement.

(bbb)	“Renewal Term” shall have the meaning set forth in Section 12(a).

(ccc)	“Requirements of Law” means, as to any Person, the certificate of incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local.

(ddd)	“Requisite Percentage” shall mean 95%.

(eee)	“Restricted Party” shall have the meaning set forth in Section 13(a).

(fff)	“Retained Interest” shall mean, with respect to any Receivable, the interest of Bank not sold to Purchaser under this Agreement.

(ggg)	“Settlement Date” shall mean each Business Day during the term hereof.

(hhh)	“Sold Percentage” means, at any time, a fraction, expressed as a percentage, (a) the numerator of which is equal to the Requisite Percentage of the outstanding principal balance of all Principal Receivables in which Conveyed Interests have been sold hereunder and (b) the denominator of which is equal to the aggregate principal amount of all Principal Receivables.

(iii)	“Transfer Date” means a date on which Purchaser acquires a Conveyed Interest from Bank pursuant to Section 2.1.

(jjj)	“Transferor” means GE Sales Finance Holding, L.L.C.

Schedule 1-7

SCHEDULE 2

Merchant Programs

Merchant Program	Date Added	Account Balance	Purchase Price
CE09 AVB Buying Group	12/1/2007	$179,613,317.67	$179,613,317.67
CE10 Nationwide Buying Group	12/1/2007	$192,365,159.79	$192,365,159.79
CFA9 ROOMS TO GO-FDR	12/1/2007	$304,209,591.89	$304,209,591.89
CFB2 Ethan Allen-FDR	12/1/2007	$284,144,642.16	$284,144,642.16
CLNX Lennox	12/1/2007	$191,547,315.03	$191,547,315.03
CPJC Projectline Consumer	12/1/2007	$523,560,710.40	$523,560,710.40
CSEL Select Comfort	12/1/2007	$321,608,551.06	$321,608,551.06
CAQC Aquavantage	1/1/2008	$141,706,393.83	$141,706,393.83
CC04 Mohawk	1/1/2008	$293,777,470.37	$293,777,470.37
CC12 Empire	1/1/2008	$413,766,913.60	$413,766,913.60
CCLC Climate Select Consumer	1/1/2008	$119,768,638.93	$119,768,638.93
CF93 Sam Levitz	1/1/2008	$54,925,338.66	$54,925,338.66
CF94 Baers	1/1/2008	$25,471,166.96	$25,471,166.96
CF95 Home Design Strategic	1/1/2008	$76,240,106.27	$76,240,106.27
CFA2 Basset Furniture	1/1/2008	$206,103,535.52	$206,103,535.52
CFA4 City Furniture	1/1/2008	$123,052,142.72	$123,052,142.72
CFA8 Home Design	1/1/2008	$259,946,645.39	$259,946,645.39
CFCD Furniture Merchant Bank Card	1/1/2008	$231,933.34	$231,933.34
CMTC MTD Consumer	1/1/2008	$150,235,796.45	$150,235,796.45
C517 Receivables - Specific Balances for N53	3/1/2008	$0.00	$0.00
C518 Receivables - Specific Reserves Part to N53	9/1/2008	$0.00	$0.00
CE06 Sony	9/1/2008	$0.00	$0.00
CAAA Auto Accessories New	10/1/2008	$0.00	$0.00
CAAC American Car Care New	10/1/2008	$0.00	$0.00
CACD CC1 - Dealers New	10/1/2008	$0.00	$0.00
CADT Discount Tire New	10/1/2008	$0.00	$0.00
CAFD Ford New	10/1/2008	$0.00	$0.00
CAPB Pep Boys New	10/1/2008	$0.00	$0.00
CATN CC1 - TANA New	10/1/2008	$0.00	$0.00
CAVB CAVB - AVB Buying Group	10/1/2008	$0.00	$0.00
CCAU CCAU - Care Credit Audio	10/1/2008	$0.00	$0.00
CCBA Beaulieu of America New	10/1/2008	$0.00	$0.00
CCCH CCCH - Care Credit Chiro	10/1/2008	$0.00	$0.00
CCCO CCCO - Care Credit Cosmetic	10/1/2008	$0.00	$0.00
CCCP Carpets Plus New	10/1/2008	$0.00	$0.00

Schedule 2-1

CCDE CCDE - Care Credit Dental	10/1/2008	$0.00	$0.00
CCOT CCOT - Care Credit Other	10/1/2008	$0.00	$0.00
CCPF Preferred Flooring New	10/1/2008	$0.00	$0.00
CCSH Shaw - FDR New	10/1/2008	$0.00	$0.00
CCVE CCVE - Care Credit Vet	10/1/2008	$0.00	$0.00
CCVI CCVI - Care Credit Vision	10/1/2008	$0.00	$0.00
CCWE CCWE - Care Credit Weigh	10/1/2008	$0.00	$0.00
CEAB ABT TV New	10/1/2008	$0.00	$0.00
CEBB Best Brands Plus New	10/1/2008	$0.00	$0.00
CEBR Bernies New	10/1/2008	$0.00	$0.00
CEBT Brandsmart PLCC New	10/1/2008	$0.00	$0.00
CEGF Electronics Misc New	10/1/2008	$0.00	$0.00
CEGR GECAF Regionals New	10/1/2008	$0.00	$0.00
CEHH CEHH - HH Gregg	10/1/2008	$0.00	$0.00
CEPC CEPC - PC Richards	10/1/2008	$0.00	$0.00
CEPG ProGroup New	10/1/2008	$0.00	$0.00
CERC Ritz Camera-FDR New	10/1/2008	$0.00	$0.00
CETW Tweeter New	10/1/2008	$0.00	$0.00
CEUL Ultimate New	10/1/2008	$0.00	$0.00
CEVD Video Only New	10/1/2008	$0.00	$0.00
CFAK Arkansas Furniture New	10/1/2008	$0.00	$0.00
CFBR Broyhill Furniture New	10/1/2008	$0.00	$0.00
CFBY Boyles Furniture New	10/1/2008	$0.00	$0.00
CFDH Drexel Heritage Furniture New	10/1/2008	$0.00	$0.00
CFFN Finger Furniture-FDR New	10/1/2008	$0.00	$0.00
CFHM Home Misc New	10/1/2008	$0.00	$0.00
CFHN Henredon Furniture Industries New	10/1/2008	$0.00	$0.00
CFIT Interiors New	10/1/2008	$0.00	$0.00
CFKN Kincaid Home Furnishing New	10/1/2008	$0.00	$0.00
CFLN Lane Furniture-FDR New	10/1/2008	$0.00	$0.00
CFLX Luxury Home New	10/1/2008	$0.00	$0.00
CFLZ Lazboy - US New	10/1/2008	$0.00	$0.00
CFMF Morris Furniture New	10/1/2008	$0.00	$0.00
CFMT Mattress Firm New	10/1/2008	$0.00	$0.00
CFNW Norwalk Furniture-FDR New	10/1/2008	$0.00	$0.00
CFSL Sleepy’s New	10/1/2008	$0.00	$0.00
CFST Steinhafels New	10/1/2008	$0.00	$0.00
CFTH Thomasville-FDR New	10/1/2008	$0.00	$0.00
CJCR Cartier New	10/1/2008	$0.00	$0.00
CJJE CJJE - Jewelry Express	10/1/2008	$0.00	$0.00
CJLS Luxury Specialty New	10/1/2008	$0.00	$0.00
CJLX Luxury Jewelry Group New	10/1/2008	$0.00	$0.00
CJTR Tourneau New	10/1/2008	$0.00	$0.00
CJUJ Ultra Jewelry-FDR New	10/1/2008	$0.00	$0.00
CLCT Cutting Edge Consumer New	10/1/2008	$0.00	$0.00
CLHQ Husqvarna New	10/1/2008	$0.00	$0.00
CLIR Ingersoll Rand New	10/1/2008	$0.00	$0.00
CLPW Park West New	10/1/2008	$0.00	$0.00

Schedule 2-2

CLTR Toro Revolving New	10/1/2008	$0.00	$0.00
CMAR CMAR - Marta Buying Group	10/1/2008	$0.00	$0.00
CMED Education Industry Miscellaneous New	10/1/2008	$0.00	$0.00
CMMU Music-FDR New	10/1/2008	$0.00	$0.00
CMSP Sporting Goods Industry New	10/1/2008	$0.00	$0.00
CMSR Serenity New	10/1/2008	$0.00	$0.00
CMTR Travel Industry Miscellaneous New	10/1/2008	$0.00	$0.00
CPBR BRPRS - REV New	10/1/2008	$0.00	$0.00
CPFN Funancing New	10/1/2008	$0.00	$0.00
CPHN Honda New	10/1/2008	$0.00	$0.00
CREF RefineDesign New	10/1/2008	$0.00	$0.00
CSAC Ace Hardware Consumer New	10/1/2008	$0.00	$0.00
CSAN Andersons Consumer New	10/1/2008	$0.00	$0.00
CSBP Bass Pro Receivables New	10/1/2008	$0.00	$0.00
CSBR Bernina-FDR New	10/1/2008	$0.00	$0.00
CSCT Carter Consumer New	10/1/2008	$0.00	$0.00
CSCY McCoys Consumer New	10/1/2008	$0.00	$0.00
CSDS Dicks Sport Consumer New	10/1/2008	$0.00	$0.00
CSFM Farm & Home New	10/1/2008	$0.00	$0.00
CSGR Grossmans Consumer New	10/1/2008	$0.00	$0.00
CSHS Home Source BRC New	10/1/2008	$0.00	$0.00
CSLM Lumber Consumer New	10/1/2008	$0.00	$0.00
CSLN Lenscrafters New	10/1/2008	$0.00	$0.00
CSMF Mills Fleet PLCC New	10/1/2008	$0.00	$0.00
CSPR Preferred Customer New	10/1/2008	$0.00	$0.00
CSPV Pearle Vision New	10/1/2008	$0.00	$0.00
CSSK S&K Menswear New	10/1/2008	$0.00	$0.00
CSST Sutherlands Consumer New	10/1/2008	$0.00	$0.00
CSSY Syms Consumer New	10/1/2008	$0.00	$0.00
CSWC WCI New	10/1/2008	$0.00	$0.00
CSWM World Market New	10/1/2008	$0.00	$0.00
CFF1 Furniture First	12/1/2008	$0.00	$0.00
CFMP Funancing Motorcycle Prime	12/1/2008	$0.00	$0.00
CFTP Funancing Trailer Prime	12/1/2008	$0.00	$0.00
CHHN HI Non-Lien Prime	12/1/2008	$124,379,307.85	$124,379,307.85
CLMT MTD Installment Prime	12/1/2008	$12,060,898.14	$12,060,898.14
CMMI Music - Installment Prime	12/1/2008	$25,058,436.20	$25,058,436.20
CPAP Powersports Misc Closed End Prime	12/1/2008	$11,290,118.74	$11,290,118.74
CPAR Arctic Cat Installment Prime	12/1/2008	$5,568,781.26	$5,568,781.26
CPBB BRPRS - Inst Prime	12/1/2008	$185,078,603.99	$185,078,603.99
CPBC Bombardier-Ohio Prime	12/1/2008	$29,362,163.81	$29,362,163.81
CPCE CI Receivable Prime	12/1/2008	$829,232,233.43	$829,232,233.43
CPDU Ducati - Closed End-Vision Plus Prime	12/1/2008	$24,956,225.76	$24,956,225.76
CPFD Financing Decision Plus Installment Prime	12/1/2008	$28,580.10	$28,580.10

Schedule 2-3

CPIR Ingersoll Rand - Installment Prime	12/1/2008	$3,535,135.41	$3,535,135.41
CPKI Kioti - Installment Prime	12/1/2008	$2,596,645.09	$2,596,645.09
CPPO Polaris - Inst Prime	12/1/2008	$341,592,079.79	$341,592,079.79
CPTR Triumph-Ohio Prime	12/1/2008	$21,299,752.69	$21,299,752.69
CPYM Yamaha Prime	12/1/2008	$493,109,821.10	$493,109,821.10
CEXN Exmark Installment	3/31/2009	$0.00	$0.00
CHHI Secured Prime	3/31/2009	$0.00	$0.00
CTRN Toro Installment	3/31/2009	$0.00	$0.00
CZUK Suzuki	3/31/2009	$0.00	$0.00
CABW ABC Warehouse	6/30/2009	$0.00	$0.00
CART Art Van Furniture	6/30/2009	$0.00	$0.00
CPT3 Triumph Revolving New	6/30/2009	$0.00	$0.00
CWHF WHFA	6/30/2009	$0.00	$0.00
CLMB Lumber Liquidators	9/1/2009	$0.00	$0.00
CTRE Toro Revolving NB	9/1/2009	$0.00	$0.00
CFLS Living Spaces	12/1/2009	$0.00	$0.00
C821 Lowes BRC	12/1/2009	$311,649,806.25	$311,649,806.25
C874 Lowes/Eagle	12/1/2009	$8,435,221.99	$8,435,221.99
C82N Lowes BRC - LQA contra	12/1/2009	$0.00	$0.00
C94R Sam’s BRC	12/1/2009	$221,607,463.39	$221,607,463.39
C94T Sams BRC - LQA Contra	12/2/2009	$0.00	$0.00
CG9D Sams Comml Dual Card	12/1/2009	$418,334,512.96	$418,334,512.96
CH15 Sams CML DC - LQA contra	12/1/2009	$0.00	$0.00
C13Y Wal-Mart BRC	12/1/2009	$12,078,746.06	$12,078,746.06
C13W Wal-Mart BRC - LQA Contra	12/1/2009	$0.00	$0.00
C81Q Lowes CML Prox	12/1/2009	$68,825,059.73	$68,825,059.73
C82L Lowes BRC Particpation Portfolio	12/1/2009	$53,599,308.76	$53,599,308.76
CFLV Levin Furniture	1/1/2010	$0.00	$0.00
CDHN Dixie Homecrafters New	3/1/2010	$0.00	$0.00
CON1-CONNS Electronics	3/1/2010	$0.00	$0.00
CP11 Electronics Installment	3/1/2010	$0.00	$0.00
CAMN American Exteriors Consumer New	4/1/2010	$0.00	$0.00
CBRN Bryant New	4/1/2010	$0.00	$0.00
CCST Snapper Contractor	4/1/2010	$0.00	$0.00
CE15 Magnolia Hi-Fi	4/1/2010	$0.00	$0.00
CGIN EGIA new	4/1/2010	$0.00	$0.00
CKDN K Designers New	4/1/2010	$0.00	$0.00
CRBN Renewal by Andersen	4/1/2010	$0.00	$0.00
CRMN Rheem New	4/1/2010	$0.00	$0.00
CTHN Thermal Industries New	4/1/2010	$0.00	$0.00

Schedule 2-4

CWIN US Windows New	4/1/2010	$0.00	$0.00
CHIN Improvement Solutions New	5/1/2010	$0.00	$0.00
CJ05 Jewelry Miscellaneous	5/1/2010	$0.00	$0.00
CNDN Nordyne New	5/1/2010	$0.00	$0.00
CCCA CCC US	6/1/2010	$0.00	$0.00
CNTL Nautilus	6/1/2010	$0.00	$0.00
CM1D Mills Fleet Dual Card	7/1/2010	$0.00	$0.00
CFA0 Furniture Miscellaneous	7/1/2010	$0.00	$0.00
CDSN Dicks Sporting Goods Consumer New RCF	7/1/2010	$0.00	$0.00
CHMF HOM Furniture	9/25/2010	$0.00	$0.00
C519 Portfolio Purchase - Project BEAR	10/5/2010	$1,415,532,857.65	$1,415,532,857.65
CKAW Kawasaki	10/13/2010	$0.00	$0.00
CH03 Wolohan	10/31/2010	$0.00	$0.00
CHFO NHFA Originations	10/31/2010	$0.00	$0.00
CAIO AIMM Originations	11/28/2010	$0.00	$0.00
CCEO CEA Originations	11/28/2010	$0.00	$0.00
CNBO Nationwide Brand Direct Originations	11/28/2010	$0.00	$0.00
CCOO Cornerstone Best Brands Plus Originations	11/28/2010	$0.00	$0.00
CC00 Floor Covering Misc	11/28/2010	$0.00	$0.00
CSCO Smart Carpet Originations	11/28/2010	$0.00	$0.00
CSHO Shaw Originations	11/28/2010	$0.00	$0.00
CFSO HD Strategic Originations	11/28/2010	$0.00	$0.00
CBSO Big Sandy Furniture Originations	11/28/2010	$0.00	$0.00
CCGO Generic HVAC Originations	11/28/2010	$0.00	$0.00
CHFO NHFA Originations	11/28/2010	$0.00	$0.00
CSPO Sporting Goods Originations	12/31/2010	$0.00	$0.00
CBLN Blains	12/31/2010	$0.00	$0.00
CASP Ashley Citi Purchase	1/11/2011	$530324019.18	$530324019.18
CAIP AIMM Citi Purchase	1/31/2011	$0.00	$0.00
CANP NAPA Auto Parts	1/31/2011	$0.00	$0.00
CAQO Generic Spa Originations	1/31/2011	$0.00	$0.00
CAQP Generic Spa Citi Purchase	1/31/2011	$0.00	$0.00
CASO Ashley Originations	1/31/2011	$0.00	$0.00
CASP Ashley Citi Purchase	1/31/2011	$0.00	$0.00

Schedule 2-5

CBLQ Bear Citi Liquidating	1/31/2011	$0.00	$0.00
CBSP Big Sandy Furniture Citi Purchase	1/31/2011	$0.00	$0.00
CCCB CCA US Citi Purchase	1/31/2011	$0.00	$0.00
CCEP CEA Citi Purchase	1/31/2011	$0.00	$0.00
CCGP Generic HVAC Citi Purchase	1/31/2011	$0.00	$0.00
CCOP Cornerstone Best Brands Plus Citi Purchase	1/31/2011	$0.00	$0.00
CCRO Carrier Originations	1/31/2011	$0.00	$0.00
CCRP Carrier Citi Purchase	1/31/2011	$0.00	$0.00
CFAO Misc Dealer Originations	1/31/2011	$0.00	$0.00
CFAP Misc Dealer Citi Purchase	1/31/2011	$0.00	$0.00
CFSP HD Strategic Citi Purchase	1/31/2011	$0.00	$0.00
CGFO Generic Flooring Originations	1/31/2011	$0.00	$0.00
CGFP Generic Flooring Citi Purchase	1/31/2011	$0.00	$0.00
CHAO Havertys Furniture Originations	1/31/2011	$0.00	$0.00
CHAP Havertys Furniture Citi Purchase	1/31/2011	$0.00	$0.00
CHBO Home Source Originations	1/31/2011	$0.00	$0.00
CHBP Home Source Citi Purchase	1/31/2011	$0.00	$0.00
CHFP NHFA Citi Purchase	1/31/2011	$0.00	$0.00
CHMB HOM BEAR PURCHASED	1/31/2011	$0.00	$0.00
CNBP Nationwide Brand Direct Citi Purchase	1/31/2011	$0.00	$0.00
COEM Retail OEM	1/31/2011	$0.00	$0.00
CSCP Smart Carpet Citi Purchase	1/31/2011	$0.00	$0.00
CSHP Shaw Citi Purchase	1/31/2011	$0.00	$0.00
CSLO Sleep Train Originations	1/31/2011	$0.00	$0.00
CSLP Sleep Train Citi Purchase	1/31/2011	$0.00	$0.00
CSPP Sporting Goods Citi Purchase	1/31/2011	$0.00	$0.00
CVBO Vaughn Bassett Originations	1/31/2011	$0.00	$0.00
CVBP Vaughn Bassett Purchase	1/31/2011	$0.00	$0.00
CWHO WHFA Originations	1/31/2011	$0.00	$0.00
CWHP WHFA Citi Purchase	1/31/2011	$0.00	$0.00
CBOS Bose Electronics	3/31/2011	$0.00	$0.00
CHMF HOM Furniture	9/25/2010	$0.00	$0.00
C519 Portfolio Purchase - Project BEAR	10/5/2010	$0.00	$0.00
CKAW Kawasaki	10/13/2010	$0.00	$0.00
CH03 Wolohan	10/31/2010	$0.00	$0.00
CHFO NHFA Originations	10/31/2010	$0.00	$0.00
CAIO AIMM Originations	11/28/2010	$0.00	$0.00
CCEO CEA Originations	11/28/2010	$0.00	$0.00
CNBO Nationwide Brand Direct Originations	11/28/2010	$0.00	$0.00
CCOO Cornerstone Best Brands Plus Originations	11/28/2010	$0.00	$0.00
CC00 Floor Covering Misc	11/28/2010	$0.00	$0.00

Schedule 2-6

CSCO Smart Carpet Originations	11/28/2010	$0.00	$0.00
CSHO Shaw Originations	11/28/2010	$0.00	$0.00
CFSO HD Strategic Originations	11/28/2010	$0.00	$0.00
CBSO Big Sandy Furniture Originations	11/28/2010	$0.00	$0.00
CCGO Generic HVAC Originations	11/28/2010	$0.00	$0.00
CHFO NHFA Originations	11/28/2010	$0.00	$0.00
CSPO Sporting Goods Originations	12/31/2010	$0.00	$0.00
CBLN Blains	12/31/2010	$0.00	$0.00
CAIP AIMM Citi Purchase	1/31/2011	$0.00	$0.00
CANP NAPA Auto Parts	1/31/2011	$0.00	$0.00
CAQO Generic Spa Originations	1/31/2011	$0.00	$0.00
CAQP Generic Spa Citi Purchase	1/31/2011	$0.00	$0.00
CASO Ashley Originations	1/31/2011	$0.00	$0.00
CASP Ashley Citi Purchase	1/31/2011	$0.00	$0.00
CBLQ Bear Citi Liquidating	1/31/2011	$0.00	$0.00
CBSP Big Sandy Furniture Citi Purchase	1/31/2011	$0.00	$0.00
CCCB CCA US Citi Purchase	1/31/2011	$0.00	$0.00
CCEP CEA Citi Purchase	1/31/2011	$0.00	$0.00
CCGP Generic HVAC Citi Purchase	1/31/2011	$0.00	$0.00
CCOP Cornerstone Best Brands Plus Citi Purchase	1/31/2011	$0.00	$0.00
CCRO Carrier Originations	1/31/2011	$0.00	$0.00
CCRP Carrier Citi Purchase	1/31/2011	$0.00	$0.00
CFAO Misc Dealer Originations	1/31/2011	$0.00	$0.00
CFAP Misc Dealer Citi Purchase	1/31/2011	$0.00	$0.00
CFSP HD Strategic Citi Purchase	1/31/2011	$0.00	$0.00
CGFO Generic Flooring Originations	1/31/2011	$0.00	$0.00
CGFP Generic Flooring Citi Purchase	1/31/2011	$0.00	$0.00
CHAO Havertys Furniture Originations	1/31/2011	$0.00	$0.00
CHAP Havertys Furniture Citi Purchase	1/31/2011	$0.00	$0.00
CHBO Home Source Originations	1/31/2011	$0.00	$0.00
CHBP Home Source Citi Purchase	1/31/2011	$0.00	$0.00
CHFP NHFA Citi Purchase	1/31/2011	$0.00	$0.00
CHMB HOM BEAR PURCHASED	1/31/2011	$0.00	$0.00
CNBP Nationwide Brand Direct Citi Purchase	1/31/2011	$0.00	$0.00
COEM Retail OEM	1/31/2011	$0.00	$0.00
CSCP Smart Carpet Citi Purchase	1/31/2011	$0.00	$0.00
CSHP Shaw Citi Purchase	1/31/2011	$0.00	$0.00
CSLO Sleep Train Originations	1/31/2011	$0.00	$0.00
CSLP Sleep Train Citi Purchase	1/31/2011	$0.00	$0.00
CSPP Sporting Goods Citi Purchase	1/31/2011	$0.00	$0.00
CVBO Vaughn Bassett Originations	1/31/2011	$0.00	$0.00

Schedule 2-7

CVBP Vaughn Bassett Purchase	1/31/2011	$0.00	$0.00
CWHO WHFA Originations	1/31/2011	$0.00	$0.00
CWHP WHFA Citi Purchase	1/31/2011	$0.00	$0.00
CBOS Bose Electronics	3/31/2011	$0.00	$0.00
CANW Andersen Window	5/31/2011	$0.00	$0.00

Schedule 2-8

SCHEDULE 3

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2007. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $179,613,317.67 and a purchase price of $179,613,317.67.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2007. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $192,365,159.79 and a purchase price of $192,365,159.79.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2007. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $304,209,591.89 and a purchase price of $304,209,591.89.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2007. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $284,144,642.16 and a purchase price of $284,144,642.16.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2007. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $191,547,315.03 and a purchase price of $191,547,315.03.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2007. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $523,560,710.40 and a purchase price of $523,560,710.40.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2007. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $321,608,551.06 and a purchase price of $321,608,551.06.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of January 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $141,706,393.83 and a purchase price of $141,706,393.83.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of January 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $293,777,470.37 and a purchase price of $293,777,470.37.

Schedule 3-1

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of January 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $413,766,913.60 and a purchase price of $413,766,913.60.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of January 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $119,768,638.93 and a purchase price of $119,768,638.93.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of January 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $54,925,338.66 and a purchase price of $54,925,338.66.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of January 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $25,471,166.96 and a purchase price of $25,471,166.96.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of January 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $76,240,106.27 and a purchase price of $76,240,106.27.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of January 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $206,103,535.52 and a purchase price of $206,103,535.52.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of January 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $123,052,142.72 and a purchase price of $123,052,142.72.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of January 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $259,946,645.39 and a purchase price of $259,946,645.39.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of January 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $231,933.34 and a purchase price of $231,933.34.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of January 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $150,235,796.45 and a purchase price of $150,235,796.45.

Schedule 3-2

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $124,379,307.85 and a purchase price of $124,379,307.85.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $12,060,898.14 and a purchase price of $12,060,898.14.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $25,058,436.20 and a purchase price of $25,058,436.20.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $11,290,118.74 and a purchase price of $11,290,118.74.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $5,568,781.26 and a purchase price of $5,568,781.26.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $185,078,603.99 and a purchase price of $185,078,603.99.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $29,362,163.81 and a purchase price of $29,362,163.81.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $829,232,233.43 and a purchase price of $829,232,233.43.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $24,956,225.76 and a purchase price of $24,956,225.76.

Schedule 3-3

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $28,580.10 and a purchase price of $28,580.10.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $3,535,135.41 and a purchase price of $3,535,135.41.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $2,596,645.09 and a purchase price of $2,596,645.09.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $341,592,079.79 and a purchase price of $341,592,079.79.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $21,299,752.69 and a purchase price of $21,299,752.69.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2008. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $493,109,821.10 and a purchase price of $493,109,821.10.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2009. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $311,649,806.25 and a purchase price of $311,649,806.25.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2009. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $8,435,221.99 and a purchase price of $8,435,221.99.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2009. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $221,607,463.39 and a purchase price of $221,607,463.39.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2009. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $418,334,512.96 and a purchase price of $418,334,512.96.

Schedule 3-4

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2009. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $12,078,746.06 and a purchase price of $12,078,746.06.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2009. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $68,825,059.73 and a purchase price of $68,825,059.73.

Conveyed Interests in the Acquired Accounts as described on an electronic file delivered by Bank to Purchaser and were sold to Purchaser as of December 1, 2009. As of the date of transfer, such Conveyed Interests had an aggregate principal balance of $53,599,308.76 and a purchase price of $53,599,308.76.

Schedule 3-5

SCHEDULE 4

As required by the FDIC Rule:

(a) As used in this Schedule, references to (i) “sponsor” shall mean GE Capital Retail Bank, (ii) “issuing entity” shall have the meaning specified in the FDIC Rule and, for purposes of clause (b) shall mean, collectively, the Transferor, the Issuer and each other transferee of the financial assets, including the Purchaser, (iii) “servicer” shall mean the Servicer and each other “servicer” of the financial assets within the meaning of the FDIC Rule, (iv) “obligations” or “securitization obligations” shall mean the Notes, and (v) “financial assets” and “securitized financial assets” shall mean the Transferred Assets as defined in the Indenture (except in clause (c) of this Schedule, where such term shall have the meaning specified in the FDIC Rule).

(b) While obligations are outstanding, the issuing entity shall provide to investors information with respect to the credit performance of the obligations and the financial assets, including periodic and cumulative financial asset performance data, delinquency and modification data for the financial assets, substitutions and removal of financial assets, servicer advances, as well as losses that were allocated to such tranche and remaining balance of financial assets supporting such tranche, if applicable, and the percentage of each tranche in relation to the securitization as a whole.

(c) The sponsor shall separately identify in its financial asset databases the financial assets transferred into any securitization and shall maintain an electronic or paper copy of the closing documents for each securitization in a readily accessible form, and a current list of all of its outstanding securitizations and issuing entities, and the most recent Form 10-K, if applicable, or other periodic financial report for each securitization and issuing entity. The sponsor shall make these records readily available for review by the FDIC promptly upon written request.

(d) Prior to the effective date of regulations required under Section 15G of the Securities Exchange Act, 15 U.S.C. 78a et seq., added by Section 941(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (such regulations, the “Section 941 Rules” and such date, the “Section 941 Effective Date”), the sponsor shall retain an economic interest in a material portion, defined as not less than five (5) percent, of the credit risk of the financial assets. This retained interest may be either in the form of an interest of not less than five (5) percent in each of the credit tranches sold or transferred to the investors or in a representative sample of the securitized financial assets equal to not less than five (5) percent of the principal amount of the financial assets at transfer. This retained interest may not be sold or pledged or hedged, except for the hedging of interest rate or currency risk, during the term of the securitization. With respect to any obligation issued after the Section 941 Effective Date, the Section 941 Rules shall exclusively govern the requirement to retain an economic interest in a portion of the credit risk of the financial assets and the sponsor agrees to comply with the Section 941 Rules with respect to any obligations subject to the Section 941 Rules. This clause (d) shall not be construed to require the sponsor to retain any greater economic interest in the credit risk of the financial assets than is required to comply with the FDIC Rule and other applicable law. Accordingly, upon the Section 941 Effective Date and thereafter, the sponsor shall be entitled to adjust the amount of credit risk that it retains, or the terms under which such credit risk is retained, so long as the sponsor’s retention shall be in compliance with then applicable law and the FDIC Rule.

Schedule 4-1

For the purposes of this Schedule, the following terms shall have the meaning set forth below:

“Notes” shall mean the notes issued by Issuer pursuant to the Indenture.

“Servicer” shall mean the “Servicer” specified pursuant to that certain Servicing Agreement, dated as of February 29, 2012, between GE Capital Retail Bank and Issuer.

Schedule 4-2

Exhibit A

ADDENDUM TO

AMENDED AND RESTATED RECEIVABLES PARTICIPATION AGREEMENT

This addendum (“Addendum”) to the Amended and Restated Receivables Participation Agreement by and between GE Capital Retail Bank, formerly known as GE Capital Consumer Card Co., (“Bank”) and GEMB Lending Inc. (“Purchaser”), dated February 29, 2012 (the “Participation Agreement”), is entered into by and between Bank and Purchaser on [            ], 20[    ] (“Effective Date”).

Section 1. Defined Terms. Capitalized terms not defined in this Addendum shall have the meaning set forth in the Participation Agreement.

Section 2. Purchase of Conveyed Interests on Effective Date. On the Effective Date, Bank hereby sells, transfers, assigns, sets-over and otherwise conveys to Purchaser, without recourse, and Purchaser does hereby purchase from Bank a Conveyed Interest in the Receivables arising in the Accounts that Bank owns in connection with the programs set forth in Exhibit A to this Addendum and that are in existence as of the opening of business on the Effective Date.

Section 3. Purchase Price. In consideration of Bank’s sale, transfer, assignment, set-over and conveyance to Purchaser of the interest described in Section 2 of this Addendum, Purchaser shall pay to Bank on the Effective Date a purchase price equal to $[            ], which equals the fair value of the related Conveyed Interests.

Section 4. Amendment of Schedule 2. Schedule 2 is hereby amended by adding the programs described on Exhibit A to this Addendum, which programs shall from and after the Effective Date be Merchant Programs under the Participation Agreement.

Section 5. Participation Agreement. The terms of the Participation Agreement shall apply to the sale by Bank and purchase by Purchaser described in this Addendum except to the extent the terms and conditions of this Addendum conflict with the Participation Agreement, in which case the terms and conditions of this Addendum shall control.

Section 6. Counterparts. This Addendum may be executed and delivered by the Parties in any number of counterparts, and by different Parties on separate counterparts, each of which counterpart shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

Section 7. Governing Law. THIS ADDENDUM AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

Exhibit A-1

IN WITNESS THEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized officers as of the Effective Date.

GE CAPITAL RETAIL BANK

By:
Name:
Title:

GEMB LENDING INC.

By:
Name:
Title:

Exhibit A-2

Exhibit A to Addendum

Exhibit A-3

Exhibit B

REMOVAL SUPPLEMENT

TO RECEIVABLES PARTICIPATION AGREEMENT

This REMOVAL SUPPLEMENT No.              dated as of                      (this “Removal Supplement”), is entered into between GE CAPITAL RETAIL BANK, a federal savings bank (“Bank”), and GEMB LENDING INC., a Delaware corporation (“Purchaser”), pursuant to the Agreement referred to below.

WITNESSETH:

WHEREAS Bank and Purchaser are parties to the Amended and Restated Receivables Participation Agreement, dated as of February 29, 2012 (as it may be amended and supplemented from time to time the “Agreement”); and

WHEREAS pursuant to the Agreement, Bank and Purchaser desire to remove [the Merchant Programs identified on Schedule I hereto (the “Removed Merchant Programs”) as “Merchant Programs” under the Agreement and to remove all credit accounts associated with such Merchant Programs as “Accounts” under the Agreement (collectively, the “Removed Accounts”)] [credit accounts identified on Schedule I hereto (collectively, the “Removed Accounts”) as “Accounts” under the Agreement] ; and

[WHEREAS pursuant to the Agreement, Purchaser wishes to convey to Bank, and Bank desires to [purchase] [accept as a dividend] all the Conveyed Interests owned by Purchaser in the Removed Accounts on the Effective Date (the “Subject Conveyed Interests”); and]

NOW, THEREFORE, Bank and Purchaser hereby agree as follows:

Section 1. Defined Terms. Capitalized terms not defined in this Addendum shall have the meaning set forth in the Participation Agreement. The “Effective Date” of this Removal Supplement shall be [            ], 20[    ].

Section 2. Removal of [Merchant Programs and] Accounts. [Schedule 2 is hereby amended by deleting the Removed Merchant Programs, which programs shall from and after the Effective Date cease to be Merchant Programs under the Participation Agreement.] The Removed Accounts shall cease to be Accounts for purposes of the Participation Agreement from and after the Effective Date.

Section 3. [Agreement to Convey Subject Conveyed Interests to Bank. Purchaser hereby agrees to [sell,] [dividend,] transfer, assign, set-over and otherwise convey to Bank, without recourse, and Bank does hereby [purchase] [accept as a dividend] or otherwise accept from Purchaser, on the date hereof, all right, title and interest of Purchaser in, to and under the Conveyed Interests existing at the opening of business on the Effective Date, together with all

Exhibit B-1

monies due to become due and all amounts received or receivable with respect thereto and all proceeds of the foregoing. [In consideration for Purchaser’s sale, transfer, assignment, set-over and conveyance to Bank, Bank agrees to pay to Purchaser the aggregate fair market value of the Subject Conveyed Interests as of the Effective Date.] [Purchaser’s transfer, assignment, set-over and conveyance of the Subject Conveyed Interests to Bank shall be a dividend from Purchaser to Bank equal to the aggregate fair value of the Subject Conveyed Interests as of the Effective Date.]1

Section 4. Counterparts. This Removal Supplement may be executed and delivered by the Parties in any number of counterparts, and by different Parties on separate counterparts, each of which counterpart shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

Section 5. Governing Law. THIS REMOVAL SUPPLEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

[1]	Section to be “[Reserved]” if Conveyed Interests are not being conveyed to the Bank as part of the removal.

Exhibit B-2

IN WITNESS WHEREOF, the undersigned have caused this Removal Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.

GE CAPITAL RETAIL BANK

By:
Name:
Title:

GEMB LENDING, INC.

By:
Name:
Title:

Exhibit B-3

Schedule 1

to Removal Supplement

[REMOVED MERCHANT PROGRAMS][REMOVED ACCOUNTS]

Exhibit B-4

Exhibit C

ADDENDUM TO

AMENDED AND RESTATED RECEIVABLES PARTICIPATION AGREEMENT

FOR A PRIOR SALE

This addendum (“Addendum”) to the Amended and Restated Receivables Participation Agreement by and between GE Capital Retail Bank, formerly known as GE Capital Consumer Card Co., (“Bank”) and GEMB Lending Inc. (“Purchaser”), dated February 29, 2012 (as amended or supplemented from time to time the “Participation Agreement”), is entered into by and between Bank and Purchaser on [            ], 20[    ].

Section 1. Defined Terms. Capitalized terms not defined in this Addendum shall have the meaning set forth in the Participation Agreement. The “Effective Date” of this Addendum shall be [            ], 20[    ].

Section 2. Purchase of Conveyed Interests on Effective Date. Bank, as of the Effective Date, hereby sells, transfers, assigns, sets-over and otherwise conveys to Purchaser, without recourse, and Purchaser does hereby purchase from Bank a Conveyed Interest in the Acquired Accounts set forth in Schedule 1 to this Addendum and that are in existence as of the close of business on the Effective Date.

Section 3. Purchase Price. In consideration of Bank’s sale, transfer, assignment, set-over and conveyance to Purchaser of the interest described in Section 2 of this Addendum, Purchaser paid to Bank a purchase price equal to $[            ], which equals the fair value of the related Conveyed Interests on the Effective Date.

Section 4. Participation Agreement. The terms of the Participation Agreement shall apply to the sale by Bank and purchase by Purchaser described in this Addendum except to the extent the terms and conditions of this Addendum conflict with the Participation Agreement, in which case the terms and conditions of this Addendum shall control.

Section 5. Counterparts. This Addendum may be executed and delivered by the Parties in any number of counterparts, and by different Parties on separate counterparts, each of which counterpart shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

Section 6. Governing Law. THIS ADDENDUM AND THE OBLIGATIONS ARISING HEREUNDER SHALL IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS THEREOF) AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.

Exhibit C-1

IN WITNESS THEREOF, the parties hereto have caused this Addendum to be executed by their duly authorized officers as of the Effective Date.

GE CAPITAL RETAIL BANK

By:
Name:
Title:

GEMB LENDING INC.

By:
Name:
Title:

Exhibit C-2

Schedule 1 to Addendum

The Conveyed Interests described on an electronic file delivered to the Buyer on [            ], 20[    ] and such file and incorporated herein2 are sold to Buyer pursuant to the Participation Agreement and this Addendum. The purchase price of such Conveyed Interests, as calculated pursuant to the Agreement is $[            ].

[2]	Such file shall contain the relevant account numbers (or such portion of the account number as is sufficient to identify the relevant accounts) and, if the Transferred Receivables do not represent all of the receivables existing in such accounts on the Closing Date, such information necessary to distinguish the Transferred Receivables from other receivables existing in such accounts.

Exhibit C-3